© 2023 Wells Fargo Bank, N.A. All rights reserved. 2Q23 Financial Results July 14, 2023 Exhibit 99.3

22Q23 Financial Results 2Q23 results Financial Results ROE: 11.4% ROTCE: 13.7%1 Efficiency ratio: 63%2 Credit Quality Capital and Liquidity CET1 ratio: 10.7%5 LCR: 123%6 TLAC ratio: 23.1%7 • Provision for credit losses4 of $1.7 billion – Total net loan charge-offs of $764 million, up $420 million, with net loan charge-offs of 0.32% of average loans (annualized) – Allowance for credit losses for loans of $14.8 billion, up $1.9 billion • Common Equity Tier 1 (CET1) capital of $134.2 billion5 • CET1 ratio of 10.7% under the Standardized Approach and 12.0% under the Advanced Approach5 • Liquidity coverage ratio (LCR) of 123%6 Comparisons in the bullet points are for 2Q23 versus 2Q22, unless otherwise noted. 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 17. 2. The efficiency ratio is noninterest expense divided by total revenue. 3. Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle. 4. Includes provision for credit losses for loans, debt securities, and interest-earning deposits with banks. 5. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 18 for additional information regarding CET1 capital and ratios. CET1 is a preliminary estimate. 6. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. LCR is a preliminary estimate. 7. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. • Net income of $4.9 billion, or $1.25 per diluted common share • Revenue of $20.5 billion, up 20% – Net interest income of $13.2 billion, up 29% – Noninterest income of $7.4 billion, up 8% • Noninterest expense of $13.0 billion, up 1% • Pre-tax pre-provision profit3 of $7.5 billion, up 81% • Effective income tax rate of 15.8% • Average loans of $945.9 billion, up 2% • Average deposits of $1.3 trillion, down 7%

Capital and liquidity

WELLS FARGO



Common Equity Tier 1 Ratio under the Standardized Approach[1]
10.4%
10.3%
10.6%
10.8%
10.7%
9.2% Regulatory Minimum and Buffers[2]
2Q22
3Q22
4Q22
1Q23
2Q23 Estimated

Capital Position

- Common Equity Tier 1 (CET1) ratio of 10.7%[1] at June 30, 2023 remained above our regulatory minimum and buffers of 9.2%[2]
- CET1 ratio up ~30 bps from 2Q22 and down ~10 bps from 1Q23
- The Company's stress capital buffer (SCB) for 10/1/23 through 9/30/24 is expected to be 2.9%

Capital Return

- Period-end common shares outstanding down 125.3 million, or 3%, from 2Q22
  - $4.0 billion in gross common stock repurchases, or 100.2 million shares, in 2Q23
- We expect to increase our 3Q23 common stock dividend to $0.35 per share from $0.30 per share, subject to approval by the Company's Board of Directors at its regularly scheduled meeting in July

Total Loss Absorbing Capacity (TLAC)

- As of June 30, 2023, our TLAC as a percentage of total risk-weighted assets was 23.1%[3] compared with the required minimum of 21.5%

Liquidity Position

- Strong liquidity position with a 2Q23 liquidity coverage ratio[4] of 123% which remained above our regulatory minimum of 100%

1. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 18 for additional information regarding CET1 capital and ratios. 2Q23 CET1 is a preliminary estimate.
2. Includes a 4.50% minimum requirement, a stress capital buffer of 3.20%, and a G-SIB capital surcharge of 1.50%.
3. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate.
4. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. 2Q23 LCR is a preliminary estimate.

2Q23 Financial Results
3

2Q23 earnings

WELLS FARGO

$ in millions, except per share data	Quarter ended 2Q23	1Q23	2Q22	$ Change from 1Q23	2Q22
Net interest income	$13,163	13,336	10,198	($173)	2,965
Noninterest income	7,370	7,393	6,842	(23)	528
Total revenue	20,533	20,729	17,040	(196)	3,493
Net charge-offs	764	564	345	200	419
Change in the allowance for credit losses	949	643	235	306	714
Provision for credit losses[1]	1,713	1,207	580	506	1,133
Noninterest expense	12,987	13,676	12,862	(689)	125
Pre-tax income	5,833	5,846	3,598	(13)	2,235
Income tax expense (benefit)	930	966	622	(36)	308
Effective income tax rate (%)	*15.8 %*	*16.2*	*16.5*	(37) bps	(68)
Net income	**$4,938**	**4,991**	**3,142**	**($53)**	**1,796**
Diluted earnings per common share	$1.25	1.23	0.75	$0.02	0.50
Diluted average common shares (# mm)	3,724.9	3,818.7	3,819.6	(94)	(95)
Return on equity (ROE)	11.4 %	11.7	7.2	(28) bps	424
Return on average tangible common equity (ROTCE)[2]	13.7	14.0	8.7	(33)	504
Efficiency ratio	63	66	75	(272)	(1,223)

1. Includes provision for credit losses for loans, debt securities, and interest-earning deposits with banks.
2. Tangible common equity and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the "Tangible Common Equity" table on page 17.

2Q23 Financial Results

4

Credit quality

WELLS FARGO

Provision for Credit Losses[1] and Net Loan Charge-offs *($ in millions)*



580
344
0.15%
2Q22
784
399
0.17%
3Q22
957
560
0.23%
4Q22
1,207
604
0.26%
1Q23
1,713
764
0.32%
2Q23
Provision for Credit Losses1
Net Loan Charge-offs
Net Loan Charge-off Ratio

Allowance for Credit Losses for Loans *($ in millions)*



12,884
5,802
1.37%
7,082
2Q22
13,225
6,234
1.40%
6,991
3Q22
13,609
6,653
1.42%
6,956
4Q22
13,705
6,481
1.45%
7,224
1Q23²
14,786
6,705
1.56%
8,081
2Q23
Commercial
Consumer
Allowance coverage for total loans

- Commercial net loan charge-offs up $137 million to 15 bps of average loans (annualized) on a $76 million increase in commercial and industrial net loan charge-offs and a $62 million increase in commercial real estate net loan charge-offs, primarily in the office portfolio
- Consumer net loan charge-offs up $23 million to 58 bps of average loans (annualized) as a $52 million increase in credit card net loan charge-offs was partially offset by $32 million lower auto net loan charge-offs
- Nonperforming assets increased $877 million, or 14%, as higher commercial real estate nonaccrual loans were partially offset by lower residential mortgage nonaccrual loans

- Allowance for credit losses for loans (ACL) up from both 2Q22 and 1Q23 primarily for commercial real estate office loans, as well as for higher credit card loan balances
  - Allowance coverage for total loans up 19 bps from 2Q22 and up 11 bps from 1Q23

Comparisons in the bullet points are for 2Q23 versus 1Q23, unless otherwise noted.

1. Includes provision for credit losses for loans, debt securities, and interest-earning deposits with banks.
2. On 1/1/2023, we adopted the Troubled Debt Restructuring (TDR) accounting standard which removed $429 million of ACL with an offset directly to retained earnings.

2Q23 Financial Results
5

Commercial Real Estate (CRE) loans

WELLS FARGO

$154.3 billion of CRE Loans Outstanding, or 16% of Total Loans, with $33.1 billion in CRE Office Loans[1], or 3% of Total Loans, as of June 30, 2023



Apartments
Office
Industrial/warehouse
Hotel/motel
Retail (excluding shopping center)
Shopping center
Institutional
All other
26%
Office
22%
16%
8%
7%
6%
4%
11%

CRE Office Loans Outstanding by Geography



California
New York
Texas
International
Florida
Washington
Massachusetts
Virginia
Georgia
North Carolina
All other
30%
10%
6%
6%
5%
4%
4%
4%
3%
3%
25%

CRE Office Loans[1]

- ~14% of the CRE office loan portfolio is owner-occupied and nearly one-third have recourse to a guarantor, typically through a repayment guarantee[2]

CRE office loans are originated for customers across our operating segments, including[2]:

- 2% in Consumer Banking and Lending; loans are for buildings that are primarily owner-occupied
- 4% in Wealth and Investment Management; all loans have full recourse
- 27% in Commercial Banking
  - Geographically diverse portfolio with properties concentrated in suburban areas
  - ~43% is owner-occupied
  - Substantially all loans have full recourse
- 67% in Corporate and Investment Banking (CIB)
  - Vast majority of portfolio is institutional quality real estate with high-caliber sponsors
  - Approximately 80% Class A and 20% Class B[3]

CRE Allowance for Credit Losses (ACL) and Nonaccrual Loans, as of 6/30/23

($ in millions)	Allowance for Credit Losses	Loans Outstanding	ACL as a % of Loans	Nonaccrual Loans
CIB CRE Office	$ 1,958	22,173	8.8%	$ 1,431
All other CRE Office	242	10,916	2.2	86
Total CRE Office	**2,200**	**33,089**	**6.6**	**1,517**
All other CRE	1,418	121,187	1.2	990
Total CRE	**$ 3,618**	**154,276**	**2.3%**	**$ 2,507**

1. In second quarter 2023, we reclassified certain CRE loans to better align with regulatory reporting guidance, which resulted in a decrease of approximately $2.0 billion to the office property type.
2. As of May 31, 2023.
3. Excludes medical and dental office properties.

2Q23 Financial Results

6

Loans and deposits

WELLS FARGO

Average Loans Outstanding *($ in billions)*



926.6
945.5
948.5
948.7
945.9
389.1
394.3
396.3
395.5
392.9
3.52%
4.28%
5.13%
5.69%
5.99%
537.5
551.2
552.2
553.2
553.0
2Q22
3Q22
4Q22
1Q23
2Q23
Commercial Loans
Consumer Loans
Total Average Loan Yield

- Average loans up $19.3 billion, or 2%, year-over-year (YoY) driven by higher commercial and industrial, and credit card loans
- Total average loan yield of 5.99%, up 247 bps YoY and up 30 bps from 1Q23 reflecting the impact of higher interest rates
- Period-end loans of $948.0 billion, up $4.3 billion YoY and stable from 1Q23

Average Deposits and Rates *($ in billions)*



1,445.8
1,407.9
1,380.5
1,356.7
1,347.4
20.3
24.4
42.1
60.7
84.7
173.7
158.4
142.2
126.6
112.4
164.9
156.8
156.2
157.6
160.3
188.3
180.2
175.4
170.5
166.7
898.6
888.1
864.6
841.3
823.3
2Q22
3Q22
4Q22
1Q23
2Q23
Corporate
Wealth and Investment Management
Corporate and Investment Banking
Commercial Banking
Consumer Banking and Lending

- Average deposits down $98.4 billion, or 7%, YoY; down $9.3 billion, or 1%, from 1Q23 reflecting consumer deposit outflows on consumer spending, as well as customer migration to higher yielding alternatives
- Period end deposits down $80.6 billion, or 6%, YoY, and down $18.0 billion, or 1%, from 1Q23

Period-End Deposits *($ in billions)*

		2Q23	vs 1Q23	vs 2Q22
Consumer Banking and Lending	$	820.5	(4)%	(8)%
Commercial Banking		164.8	(3)	(10)
Corporate & Investment Banking		158.8	—	(2)
Wealth & Investment Management		108.5	(8)	(34)
Corporate		92.0	NM	NM
Total deposits	**$**	**1,344.6**	**(1)%**	**(6)%**
Average deposit cost		**1.13 %**	**0.30**	**1.09**

2Q23 Financial Results

7

82Q23 Financial Results 10,198 12,098 13,433 13,336 13,163 Net Interest Income Net Interest Margin (NIM) on a taxable-equivalent basis 2Q22 3Q22 4Q22 1Q23 2Q23 3.09% Net interest income • Net interest income up $3.0 billion, or 29%, from 2Q22 primarily due to the impact of higher interest rates and higher loan balances, partially offset by lower deposit balances – 2Q23 MBS premium amortization was $163 million vs. $291 million in 2Q22 and $144 million in 1Q23 • Net interest income down $173 million, or 1%, from 1Q23 primarily due to lower deposit balances, partially offset by one additional day in the quarter • 2023 net interest income is expected to be ~14% higher than the full year 2022 level of $45.0 billion, up from prior guidance of ~10% higher Net Interest Income ($ in millions) 2.39% 2.83% 3.14% 3.20% 1. Includes taxable-equivalent adjustments predominantly related to tax-exempt income on certain loans and securities. 1 Actual and Implied Forward Rate Curve, as of 6/30/23 Average rates 1Q23 Actual 2Q23 Actual 3Q23 Forward 4Q23 Forward Fed Funds 4.69% 5.16 5.39 5.55 10-yr Treasury 3.65 3.60 3.78 3.73

Noninterest expense

WELLS FARGO



Noninterest Expense ($ in millions)
12,862
576
3,844
8,442
14,306
2,218
3,876
8,212
16,186
3,517
4,254
8,415
13,676
267
3,994
9,415
12,987
232
4,149
8,606
2Q22
3Q22
4Q22
1Q23
2Q23
Operating Losses
Non-personnel Expense
Personnel Expense

Headcount *(Period-end, '000s)*

2Q22	3Q22	4Q22	1Q23	2Q23
244	239	239	236	234

- Noninterest expense up $125 million, or 1%, from 2Q22
  - Operating losses down $344 million
  - Other expenses of $12.8 billion, up $469 million, or 4%
    - Personnel expense up $164 million, or 2%, driven by higher salaries expense including higher severance expense, partially offset by the impact of efficiency initiatives
    - Non-personnel expense up $305 million, or 8%, on higher technology and equipment expense, FDIC assessments, and advertising expense
- Noninterest expense down $689 million, or 5%, from 1Q23
  - Operating losses down $35 million
  - Other expenses of $12.8 billion, down $654 million, or 5%
    - Personnel expense down $809 million, or 9%, from seasonally higher 1Q personnel expense
    - Non-personnel expense up $155 million primarily driven by higher professional and outside services expense on higher project spend, as well as higher advertising expense
- **2023 noninterest expense excluding operating losses is expected to be ~$51.0 billion, up from prior guidance of ~$50.2 billion, which includes higher severance expense driven by lower than expected attrition**
  - As previously disclosed, we have outstanding litigation, regulatory, and customer remediation matters that could impact operating losses

2Q23 Financial Results

9

Consumer Banking and Lending

WELLS FARGO

Summary Financials

$ in millions (mm)	2Q23	vs. 1Q23	vs. 2Q22
Revenue by line of business:			
Consumer and Small Business Banking (CSBB)	$6,576	$90	1,066
Consumer Lending:			
Home Lending	847	(16)	(125)
Credit Card	1,321	16	17
Auto	378	(14)	(58)
Personal Lending	333	15	48
Total revenue	**9,455**	**91**	**948**
Provision for credit losses	874	7	261
Noninterest expense	6,027	(11)	(9)
Pre-tax income	2,554	95	696
Net income	**$1,914**	**$73**	**521**

Selected Metrics

		2Q23	1Q23	2Q22
Return on allocated capital[1]		16.9 %	16.5	11.1
Efficiency ratio[2]		64	64	71
Retail bank branches	#	4,455	4,525	4,660
Digital (online and mobile) active customers[3] (mm)		34.2	34.3	33.4
Mobile active customers[3] (mm)		29.1	28.8	28.0

- Total revenue up 11% YoY and up 1% from 1Q23
  - CSBB up 19% YoY as the impact of higher interest rates was partially offset by lower deposit balances, as well as lower deposit-related fees reflecting our efforts to help customers avoid overdraft fees
  - Home Lending down 13% YoY on lower net interest income due to loan spread compression and a decline in mortgage banking income driven by lower originations
  - Credit Card up 1% YoY on higher loan balances, including the impact of higher point of sale (POS) volume and new product launches, which included the impact of introductory promotional rates
  - Auto down 13% YoY and down 4% from 1Q23 on loan spread compression and lower loan balances
  - Personal Lending up 17% YoY on higher loan balances, partially offset by loan spread compression; up 5% from 1Q23 on higher loan balances
- Noninterest expense stable both YoY and from 1Q23

Average Balances and Selected Credit Metrics

$ in billions	2Q23	1Q23	2Q22
Balances			
Loans	$336.4	338.3	330.9
Deposits	823.3	841.3	898.7
Credit Performance			
Net charge-offs as a % of average loans	0.74 %	0.71	0.43

1. Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
2. Efficiency ratio is segment noninterest expense divided by segment total revenue.
3. Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days.

2Q23 Financial Results

10

112Q23 Financial Results Consumer Banking and Lending Mortgage Loan Originations ($ in billions) Auto Loan Originations ($ in billions) Credit Card POS Volume ($ in billions) Debit Card Point of Sale (POS) Volume and Transactions1 1. Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases. 34.1 21.5 14.6 6.6 7.8 19.6 12.4 8.2 5.6 7.7 14.5 9.1 6.4 Retail Correspondent Refinances as a % of Originations 2Q22 3Q22 4Q22 1Q23 2Q23 125.2 122.4 124.0 117.3 124.9 POS Volume ($ in billions) POS Transactions (billions) 2Q22 3Q22 4Q22 1Q23 2Q23 5.4 5.4 5.0 5.0 4.8 2Q22 3Q22 4Q22 1Q23 2Q23 30.1 30.7 32.3 30.1 34.0 2Q22 3Q22 4Q22 1Q23 2Q23 2.5 2.5 2.5 2.4 2.5 28% 16% 13% 16% 17%

122Q23 Financial Results Commercial Banking • Total revenue up 35% YoY and up 2% from 1Q23 – Middle Market Banking revenue up 51% YoY due to the impact of higher interest rates and higher loan balances, partially offset by lower deposit balances and higher earnings credit rates (ECRs); up 2% from 1Q23 due to the impact of higher interest rates and higher treasury management fees – Asset-Based Lending and Leasing revenue up 13% YoY and up 2% from 1Q23 primarily due to higher loan balances • Noninterest expense up 10% YoY primarily due to higher personnel expense and higher operating costs, partially offset by the impact of efficiency initiatives; down 7% from 1Q23 on lower personnel expense due to 1Q seasonality Summary Financials $ in millions 2Q23 vs. 1Q23 vs. 2Q22 Revenue by line of business: Middle Market Banking $2,199 $44 740 Asset-Based Lending and Leasing 1,170 18 137 Total revenue 3,369 62 877 Provision for credit losses 26 69 5 Noninterest expense 1,630 (122) 152 Pre-tax income 1,713 115 720 Net income $1,281 $85 540 Selected Metrics 2Q23 1Q23 2Q22 Return on allocated capital 19.3% 18.1 14.3 Efficiency ratio 48 53 59 Average loans by line of business ($ in billions) Middle Market Banking $122.2 121.6 113.0 Asset-Based Lending and Leasing 103.6 101.2 89.0 Total loans $225.8 222.8 202.0 Average deposits 166.7 170.5 188.3

Corporate and Investment Banking

WELLS FARGO

Summary Financials

$ in millions	2Q23	vs. 1Q23	vs. 2Q22
Revenue by line of business:			
Banking:			
Lending	$685	($7)	157
Treasury Management and Payments	762	(23)	233
Investment Banking	311	31	89
Total Banking	1,758	1	479
Commercial Real Estate	1,333	22	273
Markets:			
Fixed Income, Currencies and Commodities (FICC)	1,133	(152)	199
Equities	397	(40)	144
Credit Adjustment (CVA/DVA) and Other	14	(57)	1
Total Markets	1,544	(249)	344
Other	(4)	(45)	(38)
Total revenue	**4,631**	**(271)**	**1,058**
Provision for credit losses	933	681	995
Noninterest expense	2,087	(130)	247
Pre-tax income	1,611	(822)	(184)
Net income	**$1,210**	**($608)**	**(126)**

Selected Metrics

	2Q23	1Q23	2Q22
Return on allocated capital	10.2 %	15.9	13.8
Efficiency ratio	45	45	51

- Total revenue up 30% YoY and down 6% from 1Q23
  - Banking revenue up 37% YoY driven by stronger treasury management results reflecting the impact of higher interest rates, higher lending revenue, and higher investment banking revenue as 2Q22 included a $107 million write-down on unfunded leveraged finance commitments
  - Commercial Real Estate revenue up 26% YoY driven by the impact of higher interest rates and higher loan balances; up 2% from 1Q23 predominantly driven by higher deposit balances and the impact of higher interest rates
  - Markets revenue up 29% YoY driven by higher trading revenue in equities, structured products, credit products, rates, and foreign exchange; down 14% from 1Q23 primarily driven by lower trading activity in rates, structured products, and equities
- Noninterest expense up 13% YoY driven by higher operating costs and personnel expense, partially offset by the impact of efficiency initiatives; down 6% from 1Q23 on lower personnel expense due to 1Q seasonality

Average Balances *($ in billions)*

Loans by line of business	2Q23	1Q23	2Q22
Banking	$95.4	99.1	109.1
Commercial Real Estate	136.5	136.8	133.2
Markets	59.6	58.8	56.4
Total loans	$291.5	294.7	298.7
Deposits	160.3	157.6	164.9
Trading-related assets	196.1	188.4	190.3

2Q23 Financial Results

13

142Q23 Financial Results Wealth and Investment Management Summary Financials $ in millions 2Q23 vs. 1Q23 vs. 2Q22 Net interest income $1,009 ($35) 93 Noninterest income 2,639 2 (150) Total revenue 3,648 (33) (57) Provision for credit losses 24 13 31 Noninterest expense 2,974 (87) 63 Pre-tax income 650 41 (151) Net income $487 $30 (116) Selected Metrics ($ in billions) 2Q23 1Q23 2Q22 Return on allocated capital 30.5% 28.9 27.1 Efficiency ratio 82 83 79 Average loans $83.0 83.6 85.9 Average deposits 112.4 126.6 173.7 Client assets Advisory assets 850 825 800 Other brokerage assets and deposits 1,148 1,104 1,035 Total client assets $1,998 1,929 1,835 • Total revenue down 2% YoY and down 1% from 1Q23 – Net interest income up 10% YoY driven by the impact of higher interest rates, partially offset by lower deposit balances as customers reallocated cash into higher yielding alternatives; down 3% from 1Q23 on lower deposit balances – Noninterest income down 5% YoY on lower asset-based fees driven by a decrease in market valuations; flat with 1Q23 as higher asset-based fees were offset by lower retail brokerage activity • Noninterest expense up 2% YoY on higher operating costs, partially offset by lower revenue-related compensation and the impact of efficiency initiatives; down 3% from 1Q23 on lower personnel expense due to 1Q seasonality

152Q23 Financial Results Corporate • Net interest income up YoY due to the impact of higher interest rates • Noninterest income up YoY due to lower impairments in our affiliated venture capital and private equity businesses, partially offset by lower net gains on the sale of debt securities in our investment portfolio • Noninterest expense down YoY and from 1Q23 reflecting lower operating losses Summary Financials $ in millions 2Q23 vs. 1Q23 vs. 2Q22 Net interest income ($91) ($107) 528 Noninterest income 121 116 223 Total revenue 30 9 751 Provision for credit losses (144) (264) (159) Noninterest expense 269 (339) (328) Pre-tax loss (95) 612 1,238 Income tax benefit (103) 169 130 Less: Net loss from noncontrolling interests (38) 76 131 Net income $46 $367 977

Appendix

Tangible Common Equity

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. One of these ratios is return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that return on average tangible common equity, which utilizes tangible common equity, is a useful financial measure because it enables management, investors, and others to assess the Company's use of equity.

The table below provides a reconciliation of this non-GAAP financial measure to GAAP financial measures.

							Quarter ended
($ in millions)			**Jun 30, 2023**	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Return on average tangible common equity:							
Net income applicable to common stock	(A)	$	**4,659**	4,713	2,877	3,313	2,863
Average total equity			**184,443**	184,297	182,621	183,042	180,926
Adjustments:							
Preferred stock[1]			**(19,448)**	(19,448)	(19,553)	(20,057)	(20,057)
Additional paid-in capital on preferred stock[1]			**173**	173	166	135	135
Unearned ESOP shares[1]			**—**	—	112	646	646
Noncontrolling interests			**(1,924)**	(2,019)	(2,185)	(2,258)	(2,386)
Average common stockholders' equity	(B)		**163,244**	163,003	161,161	161,508	159,264
Adjustments:							
Goodwill			**(25,175)**	(25,173)	(25,173)	(25,177)	(25,179)
Certain identifiable intangible assets (other than MSRs)			**(140)**	(145)	(160)	(181)	(200)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)			**(2,487)**	(2,440)	(2,378)	(2,359)	(2,304)
Applicable deferred taxes related to goodwill and other intangible assets[2]			**903**	895	890	886	877
Average tangible common equity	(C)	$	**136,345**	136,140	134,340	134,677	132,458
Return on average common stockholders' equity (ROE) (annualized)	(A)/(B)		**11.4 %**	11.7	7.1	8.1	7.2
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)		**13.7 %**	14.0	8.5	9.8	8.7

1. In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company's common stock.
2. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

2Q23 Financial Results

17

Common Equity Tier 1 under Basel III

WELLS FARGO

Wells Fargo & Company and Subsidiaries

RISK-BASED CAPITAL RATIOS UNDER BASEL III[1]

($ in billions)			Estimated Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Total equity[2]		$	**182.0**	183.2	182.2	178.5	179.8
Effect of accounting policy change[2]			**—**	—	(0.3)	(0.1)	—
Total equity (as reported)			**182.0**	183.2	181.9	178.4	179.8
Adjustments:							
Preferred stock[3]			**(19.4)**	(19.4)	(19.4)	(20.1)	(20.1)
Additional paid-in capital on preferred stock[3]			**0.1**	0.2	0.1	0.1	0.2
Unearned ESOP shares[3]			**—**	—	—	0.7	0.7
Noncontrolling interests			**(1.8)**	(2.1)	(2.0)	(2.2)	(2.3)
Total common stockholders' equity			**160.9**	161.9	160.6	156.9	158.3
Adjustments:							
Goodwill			**(25.2)**	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)			**(0.1)**	(0.1)	(0.2)	(0.2)	(0.2)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)			**(2.5)**	(2.5)	(2.4)	(2.4)	(2.3)
Applicable deferred taxes related to goodwill and other intangible assets[4]			**0.9**	0.9	0.9	0.9	0.9
Current expected credit loss (CECL) transition provision[5]			**0.1**	0.1	0.2	0.2	0.2
Other			**0.1**	(0.6)	(0.4)	(0.4)	(1.6)
Common Equity Tier 1	(A)	$	**134.2**	134.5	133.5	129.8	130.1
Total risk-weighted assets (RWAs) under Standardized Approach	(B)		**1,250.2**	1,243.8	1,259.9	1,255.6	1,253.6
Total RWAs under Advanced Approach	(C)		**1,117.6**	1,117.9	1,112.3	1,104.1	1,121.6
Common Equity Tier 1 to total RWAs under Standardized Approach	(A)/(B)		**10.7 %**	10.8	10.6	10.3	10.4
Common Equity Tier 1 to total RWAs under Advanced Approach	(A)/(C)		**12.0**	12.0	12.0	11.8	11.6

1. The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
2. In first quarter 2023, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2018-12. We adopted this ASU with retrospective application, which required revision of prior period financial statements. Prior period risk-based capital and certain other regulatory related metrics were not revised.
3. In fourth quarter 2022, we redeemed all outstanding shares of our ESOP Cumulative Convertible Preferred Stock in exchange for shares of the Company's common stock.
4. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
5. In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.

2Q23 Financial Results

18

192Q23 Financial Results Disclaimer and forward-looking statements Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. This document contains forward-looking statements. In addition, we may make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company, including our outlook for future growth; (ii) our expectations regarding noninterest expense and our efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses, our allowance for credit losses, and the economic scenarios considered to develop the allowance; (iv) our expectations regarding net interest income and net interest margin; (v) loan growth or the reduction or mitigation of risk in our loan portfolios; (vi) future capital or liquidity levels, ratios or targets; (vii) our expectations regarding our mortgage business and any related commitments or exposures; (viii) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (ix) future common stock dividends, common share repurchases and other uses of capital; (x) our targeted range for return on assets, return on equity, and return on tangible common equity; (xi) expectations regarding our effective income tax rate; (xii) the outcome of contingencies, such as legal proceedings; (xiii) environmental, social and governance related goals or commitments; and (xiv) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our second quarter 2023 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022.